Exhibit 23.1


                       INDEPENDENT AUDITORS' CONSENT




        The Board of Directors
        Research Frontiers Incorporated

             We consent to the use of our report dated February 21, 2003 incorporated herein by reference.



             /s/ KPMG LLP
                 KPMG LLP


        Melville, New York
        July 1, 2003